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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Duke Energy Field Services, LLC on Form S-3 of our report dated June 12, 1998, appearing in the Registration Statement on Form 10 dated July 20, 2000 of Duke Energy Field Services, LLC and to the reference to us under the heading "Experts" in the Prospectus included in such Registration Statement.

                                            /s/ DELOITTE & TOUCHE LLP

Fort Worth, Texas
July 20, 2000